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                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
      LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                       SUPPLEMENT DATED DECEMBER 13, 2004
                       TO THE PROSPECTUS DATED MAY 1, 2004

                      PRODUCT: LINCOLN CORPORATE VARIABLE 4

                      ADJUSTABLE BENEFIT ENHANCEMENT RIDER


Please review this supplement carefully, because it contains new information not included in the Prospectus. It references and amends specific sections of the Prospectus. Keep this supplement with your prospectus.

                                    * * * * *

The Adjustable Benefit Enhancement Rider is available for new policy sales as of the effective date of this supplement. This rider replaces the Surrender Benefit Enhancement Rider, which will no longer be available for new policy sales.

PAGE 6: TABLE II: PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES - ADD:

      Adjustable Benefit Enhancement Rider        N/A            There is no charge for this rider.

PAGES 18, RIDERS - ADD:

ADJUSTABLE BENEFIT ENHANCEMENT RIDER. The policy can be issued with an Adjustable Benefit Enhancement Rider. This Rider provides additional surrender value on a temporary basis for a minimum of seven years after the policy is issued. The policy owner chooses the level of surrender value enhancement to be provided, up to a maximum amount determined by the company. See the sections headed Requested Adjustable Benefit Enhancement Amount and Maximum Adjustable Benefit Enhancement Amount for more information.

The greater the amount of additional surrender value provided by this rider each year, the shorter the duration of the benefit. The amount of additional surrender value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.

The maximum enhanced surrender value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the policy. See section headed Term Blend Adjustment Factor for more information.

This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider. There is no additional charge for this rider

Under this rider, the full surrender value of the policy will equal:

1.  the policy value on the date of surrender; less
2.  the sum of the loan balance plus any accrued interest not yet charged;
    plus
3.  the adjustable benefit enhancement amount, if any.

ADJUSTABLE BENEFIT ENHANCEMENT AMOUNT. On each policy anniversary, this amount will equal the lesser of a. or b., where:
a. is the requested adjustable benefit enhancement amount; and
b. is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the policy year, unless a partial surrender has been made since the preceding policy anniversary. If a partial surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

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       REQUESTED ADJUSTABLE BENEFIT ENHANCEMENT AMOUNT. At policy issue, the owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement will equal:

       1. the percentage of the available adjustable benefit enhancement balance selected by the owner; multiplied by
       2. the available adjustable benefit enhancement balance.

       MAXIMUM ADJUSTABLE BENEFIT ENHANCEMENT AMOUNT. This is the maximum amount available upon full surrender of the policy during the policy year. The amount will equal:

       1. the maximum adjustable benefit enhancement rate as determined by the company; multiplied by
       2. the adjustable benefit enhancement balance, less the amount of partial surrenders since the preceding policy anniversary, if any; multiplied by
       3. the term blend adjustment factor.

       THE MAXIMUM ADJUSTABLE BENEFIT ENHANCEMENT RATE. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any policy year.

       The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:

                         POLICY YEAR        CURRENT RATE      GUARANTEED RATE
                         -----------        ------------      ---------------
                             1                11.0%               2.0%
                             2                19.6%               2.0%
                             3                27.7%               2.0%
                             4                35.4%               2.0%
                             5                53.2%               2.0%
                             6                66.1%               2.0%
                            7+               100.0%               2.0%

       ADJUSTABLE BENEFIT ENHANCEMENT BALANCE. This is the basis for the total amount of the adjustable benefit enhancement amount available upon full surrender of the policy. On each monthly deduction day, the balance will be calculated as:

       1. the adjustable benefit enhancement balance on the preceding monthly deduction day; minus
       2. the adjustable benefit enhancement deduction amount; minus
       3. the amount of any partial surrenders since the preceding monthly deduction day, if any; plus
       4. the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

       The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.

       On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a. or b., where:

                    a. is the sum of premiums paid on the date of issue of the policy; and
                    b. is the target premium for the policy year, as shown in
                       the policy specifications. If a term insurance rider is attached to your policy, the target premium will be multiplied by the ratio of the target face amount to the basic policy specified amount for use here; this information is also shown in the policy specifications.

       The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

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ADJUSTABLE BENEFIT ENHANCEMENT DEDUCTION AMOUNT. This is the amount of adjustable benefit enhancement that was available in the previous policy year. The adjustable benefit enhancement balance will be permanently decreased by this amount each policy year. For the monthly deduction day coinciding with the policy anniversary, this deduction amount is equal to the lesser of a. or b., where:

             a. is the requested adjustable benefit enhancement amount.
             b. is the maximum adjustable benefit enhancement amount.
     For other monthly deduction days, the deduction amount will be zero.

     TERM BLEND ADJUSTMENT FACTOR. This factor is equal to 1.0 unless a term insurance rider is attached to your policy. If a term insurance rider is attached to your policy, the term blend adjustment factor will equal (1) plus [(2) multiplied by (3)] where :
                  (1) is the minimum adjustment factor, as shown in the
                      policy specifications;
                  (2) is one minus the minimum adjustment factor; and
                  (3) is the ratio of the basic policy specified amount
                      to the target face amount.

If term insurance is added to the policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the policy.


This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the policy for the purpose of effecting an exchange for another policy under Section1035 of the Internal Revenue Code. In the event of a Section1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:
     1. the death of the insured, or
     2. the maturity date of the policy, as shown in the policy specifications;
        or
     3. the date this policy is terminated, as provided under the grace period provision of the policy; or
     4. the next monthly deduction day after we receive your written request to terminate this rider.

Page 18, SURRENDER BENEFIT ENHANCEMENT RIDER:

Under the Surrender Benefit Enhancement Rider, amend language in the first paragraph to read: "It may not be elected if you have elected the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider. "

PAGE 20, ENHANCED SURRENDER VALUE RIDER:

Under the Enhanced Surrender Value Rider, amend language in the first paragraph to read: "It may not be elected if you have elected the Surrender Benefit Enhancement Rider or the Adjustable Benefit Enhancement Rider."

PAGE 29, POLICY SURRENDERS:

In the second paragraph under "Policy Surrenders", amend language to read: "This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Surrender Benefit Enhancement Rider, the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider."